Exhibit 10.2

REVOLVING NOTE

$13,750,000.00	January 14, 2008

For value received, the undersigned, MISCOR GROUP, LTD., an Indiana corporation (“MISCOR”), MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation (“MIS”), MARTELL ELECTRIC, LLC, an Indiana limited liability company (“Martell”), HK ENGINE COMPONENTS, LLC, an Indiana limited liability company (“HK”), MAGNETECH POWER SERVICES, LLC, an Indiana limited liability company (“MPS”) and IDEAL CONSOLIDATED, INC., an Indiana corporation (“Ideal”) , 3-D SERVICE, LTD., an Ohio limited liability company (“3D”) and AMERICAN MOTIVE POWER, INC., a Nevada corporation (“AMP” and together with MISCOR, MIS, Martell, HK, MPS, Ideal and 3D, the “Borrowers” and each a “Borrower”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, on the Termination Date referenced in the Credit and Security Agreement dated the same date as this Revolving Note that was entered into by the Lender and the Borrowers (as amended from time to time, the “Credit Agreement”), at Lender’s office located at Milwaukee, Wisconsin, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000) or the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Revolving Note is fully paid at the rate from time to time in effect under the Credit Agreement.

This Revolving Note is the Revolving Note referenced in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for acceleration hereof.  Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Revolving Note may be prepaid only in accordance with the terms of the Credit Agreement.  This Revolving Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrowers shall pay all costs of collection, including reasonable attorneys’ fees and legal expenses if this Revolving Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

MISCOR GROUP, LTD.

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

MARTELL ELECTRIC, LLC

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

HK ENGINE COMPONENTS, LLC

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

MAGNETECH POWER SERVICES, LLC

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

IDEAL CONSOLIDATED, INC.

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

3-D SERVICE, LTD.

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer

AMERICAN MOTIVE POWER, INC.

By:	/s/ John A. Martell
Name: John A. Martell
Its: Chief Executive Officer